UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 26, 2023

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Golf Road, Rolling Meadows, Illinois 60008, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On October 26, 2023, Arthur J. Gallagher & Co. (the Company) issued a press release setting forth the Company’s financial results for the quarter ended September 30, 2023 (the Earnings Release). A copy of the Earnings Release is attached hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 24, 2023, the Board of Directors (the Board) of the Company appointed Thomas J. Gallagher as President, succeeding J. Patrick Gallagher, Jr. in such role. J. Patrick Gallagher, Jr. will continue to serve as the Company’s Chairman of the Board and Chief Executive Officer. In addition, the Board appointed Patrick M. Gallagher as Chief Operating Officer. Both appointments are effective January 1, 2024.

Information with respect to Messrs. T. Gallagher and P.M. Gallagher required to be disclosed under Items 401(b), (d), (e) and Item 404(a) of Regulation S-K pursuant to Item 5.02(c)(2) of Form 8-K has been included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the SEC) on February 10, 2023, or in the Company’s definitive proxy statement for the 2023 Annual Meeting of Stockholders filed with the SEC on March 27, 2023, as applicable, and such information is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

In connection with the filing of the Earnings Release, the Company made materials entitled “Supplemental Quarterly Data” and “CFO Commentary” available through the investor relations page of its website. The CFO Commentary includes certain estimates relating to 2023 and other future results.

Item 9.01.	Financial Statements and Exhibits

99.1	Press release, dated October 26, 2023, issued by Arthur J. Gallagher & Co.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: October 26, 2023	By:	/s/ Douglas K. Howell
Douglas K. Howell Vice President and Chief Financial Officer